EXHIBIT 99.2
                                  SCHEDULE "A"

                                TERMS OF OFFERING


This is Schedule "A" to the subscription agreement (the "Agreement") relating to the purchase of promissory notes and warrants of WaveRiver Communications Inc. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

1) Offering. The Notes and Warrants subscribed for hereunder form part of an offering (the "Offering") of up to 1,000 Units.

2) Definitions. In the Agreement and the schedules to the Agreement, the defined terms set out in the first page of the Agreement shall apply and, unless the context otherwise requires:

         (a) "Agent" means William E. Krebs, acting as agent for the benefit of the Purchasers under the Security Documents;

         (b) "Business Day" means any day except Saturday, Sunday or a statutory holiday in Toronto, Ontario;

         (c) "Claim" means any claim of any nature whatsoever including any demand, cause of action, suit or proceeding;

         (d) "Closing Date" means on or about October 5, 2001 or such other date as the Purchaser and the Company may agree;

         (e) "Closing Time" means 10:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Purchaser and the Company may agree;

         (f) "General Security Agreements" means the general security agreements entered into between the Guarantor and the Agent and the Company and the Agent;

         (g) "Guarantee Agreement" means the guarantee agreement entered into between the Guarantor and the Agent;

         (h)      "Guarantor" means WaveRider Communications (Canada) Inc.;

         (i) "Holders" means the Purchasers and all other Persons from time to time holding any of the Notes;

         (j) "Loss" means any loss whatsoever, whether direct or indirect, including expenses, costs, damages, judgments, penalties, awards, assessments, fines and all fees, disbursements and expenses of counsel, experts and consultants;

         (k) "Person" means an individual, corporation, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

         (l) "Purchasers" means those persons who subscribe for the Units under the Offering;
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         (m)      "Qualifying  Provinces"  means the  provinces  of Ontario  and
                  British Columbia and "Qualifying Province" means, as the context requires, any one of the Qualifying Provinces;

         (n) "Required Holders" means, at any time, Holders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding Notes representing more than 50% of the aggregate outstanding principal amount of all outstanding Notes;

         (o) "Securities Laws" means the securities laws, regulations and rules, and the blanket rulings and policies and written interpretations of, and multi-level or national instruments adopted by, the Securities Regulators of all of the Qualifying Provinces or, as the context may require, any one or more of the Qualifying Provinces;

         (p) "Securities Regulators" means the securities commissions or other securities regulatory authorities of all of the Qualifying Provinces or the relevant Qualifying Province as the context so requires;

         (q) "Security Documents" means the Guarantee Agreement and the General Security Agreements;

         (r) "U.S. Person" means a U.S. Person as that term is defined in Regulation S; under the Securities Act of 1933, as amended, of the United States of America; and

         (s) "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

3)       Terms of the Notes and Warrants.

         (a) Notes. The terms and conditions of the Notes are set out in the form of Note attached as Schedule "E" to this Agreement.

         (b) Warrants. The terms and conditions of the Warrants are set out in the form of Warrant attached as Schedule "F" to this Agreement.

4) Acceptance by the Company of Offer to Purchase. The acceptance by the Company of the Purchaser's irrevocable subscription to purchase the Notes and Warrants as contemplated by this Agreement shall constitute an agreement by the Company with the Purchaser that the Purchaser shall have, in respect of such Notes and Warrants, the benefits of the representations, warranties and covenants of the Company contained in the Agreement.

5) Covenants of the Company. The Company hereby covenants and agrees to use its reasonable best efforts to promptly comply with all filing and other requirements under the Securities Laws.

6) Closing of Purchase. The Purchaser acknowledges and agrees that closing of the Offering will be completed at the Closing Time at such location as the Purchaser and the Company may agree.

7) Payment and Delivery. Subscription proceeds shall be delivered to the Company by certified cheque payable to Owen, Bird, Barristers and Solicitors, in trust, or to the Company directly.

8) Resale Restrictions. The Purchaser understands and acknowledges that the Notes, Warrants and Common Shares underlying the Warrants will be subject to resale restrictions under the Securities Laws and the U.S.
         Securities   Act  and  the   Purchaser   agrees  to  comply  with  such
         restrictions. The Purchaser further understands and acknowledges that the Company is not currently a "reporting issuer" under the Securities Laws and that Canadian resident holders of securities of the Company may not be able to sell such securities for an indefinite period of time. The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions (and the Company is not in any manner responsible for ensuring compliance by the Purchaser with such restrictions).
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         (a)      Since the Notes and Warrants are not registered under the U.S.
                  Securities Act or applicable state securities laws, and since the Purchaser has no right to require that the Notes and Warrants be so registered, the Purchaser acknowledges and agrees that he shall have no right at any time to sell, assign, pledge, transfer, or otherwise dispose of or encumber the Notes and Warrants (except by will or by the laws of descent and distribution) unless the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale is exempt from such registration under the U.S. Securities Act and any applicable state securities laws.

9. Restrictive Legends. The Purchaser acknowledges that each certificate representing the Notes, Warrants and Common Shares underlying the Warrants will bear restrictive legends which may refer to the Agreement and to the restrictions on transfer referred to in Paragraph 8.

10. Piggy-Back Registration Rights for Warrants. Following the completion of the Offering, the next time the Company shall determine to proceed with the preparation and filing of a registration statement under the U.S. Securities Act, the Company shall give prompt written notice of such determination to the Purchasers and shall use its reasonable commercial efforts to cause the Common Shares issuable upon exercise of the Warrants held by the Purchasers to be included in such registration statement.

11. Reliance. The Purchaser acknowledges that the Company and its officers, directors, employees, and agents are relying on the truth and accuracy of the representations and warranties set out in the attached Schedule "B" in the offering of Notes and Warrants for sale to the Purchaser without having first registered the Notes or the Warrants under the U.S. Securities Act. All representations, warranties, and covenants contained in the Agreement shall survive the acceptance of the Agreement and the sale of Notes and Warrants. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws.

12. Consent to Use of Information. The Purchaser hereby consents to the utilization by the Company, as necessary in connection with dealings with any governmental and regulatory authorities, of any information supplied to the Company by the Purchaser or by his representatives in connection with the offer and sale of the Notes and Warrants, and agrees to supply any additional information reasonably requested by any such authority.

13. Modification. Neither the Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the parties.

14. Costs. The Company acknowledges and agrees that all reasonable legal and out of pocket expenses incurred by the Purchaser relating to the sale of the Notes and Warrants to the Purchaser shall be borne by the Company.
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15.      Notice to Purchaser. Correspondence and notices to the Purchaser should be sent to the address set out in the second page of the Agreement until such time as the Purchaser shall notify the Company, in writing, of a different address to which such correspondence and notices are to be sent.

16. Miscellaneous. The agreement resulting from the acceptance of the Agreement by the Company contains the whole agreement between the Company and the Purchaser in respect of the subject matter hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly set forth herein and in any amendments hereto. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of the Agreement and the closing of the Offering. The terms and provisions of the Agreement shall be binding upon and enure to the benefit of the Purchaser, the Company and their respective heirs, executors, administrators, successors and assigns, provided that the Agreement shall not be assignable by any party without the prior written consent of the others. The Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of its parties. Time shall be of the essence of the Agreement. The Agreement and the rights and obligations of the parties hereunder will be governed by and construed according to the laws of the Province of Ontario and the laws of Canada applicable therein. The Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.